SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 20, 2013

PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

On March 28, 2013, Pacific Ethanol, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain investors (the “Investors”) pursuant to which the Company agreed to sell to such Investors an aggregate of (i) 6,000 units (“Units”), with each Unit consisting of $1,000 of the Company’s Series A Subordinated Convertible Notes, a Series A Warrant to purchase up to 131.4 shares of the Company’s common stock (as adjusted for the Company’s 1-for-15 reverse stock split effective May 14, 2013) for a term of two years and a Series B Warrant to purchase up to 178.2 shares of the Company’s common stock (as adjusted for the Company’s 1-for-15 reverse stock split effective May 14, 2013) for a term of two years after the closing of the Series B Note Offering (as defined below), in an offering (“Series A Offering”) pursuant to a prospectus supplement to the Company’s shelf registration statement on Form S-3 (Registration No. 333-180731) at an initial closing and (ii) $8,000,000 of the Company’s Series B Subordinated Convertible Notes (the “Series B Notes”) in an offering (the “Series B Note Offering”) pursuant to a separate prospectus supplement to the Company’s shelf registration statement on Form S-3 (Registration No. 333-180731) at a subsequent closing.

The Series A Offering closed on March 28, 2013.  The closing of the Series B Note Offering is subject to various closing conditions, including, without limitation, the requirement that the Company obtain stockholder approval for the Series A Offering and the Series B Note Offering. On June 18, 2013, the Company obtained stockholder approval for the Series A Offering and the Series B Note Offering.

In connection with the Series B Note Offering, the legal opinion letter of Troutman Sanders LLP, counsel to Pacific Ethanol, Inc., regarding the validity of the Series B Notes and 3,114,716 shares of the Company’s common stock issuable from time to time upon conversion or otherwise under the Series B Notes (including shares of common stock that may be issued as interest in lieu of cash payments under the Series B Notes) is filed as Exhibit 5.1 to this Current Report on Form 8-K.  The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-180731).

Item 9.01.       Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Troutman Sanders LLP (*)

______________

(*)     Filed as an exhibit hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2013	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

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EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description

5.1	Opinion of Troutman Sanders LLP

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